EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Mark W. Jaindl, President and Chief Executive Officer, and Harry C. Birkhimer, Vice President and Chief Financial Officer of American Bank Incorporated (the "Company"), each certify in his capacity as an officer of the Company that he has reviewed the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2002 and that to the best of his knowledge:

         1. the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

         2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.




March 28, 2003                    /s/ Mark W. Jaindl
---------------------             -----------------------------------
Date                              Mark W. Jaindl
                                  President and Chief Executive Officer

March 28, 2003                    /s/ Harry C. Birkhimer
---------------------             -----------------------------------
Date                              Harry C. Birkhimer
                                  Vice President and Chief Financial Officer